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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2007

                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

            Michigan                    000-20202                38-1999511
 (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)               File Number)         Identification  No.)

 25505 West Twelve Mile Road,
        Suite 3000,
    Southfield, Michigan                                         48034-8339
(Address of principal executive                                  (Zip Code)
          offices)

        Registrant's telephone number, including area code: 248-353-2700

                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 30, 2007, Credit Acceptance Corporation (the "Company"), issued a press release announcing its financial results for the three month period ended March 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

          99.1 Press Release dated April 30, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT ACCEPTANCE CORPORATION


                                        By: /s/ Kenneth S. Booth
                                            ------------------------------------
                                            Kenneth S. Booth
                                            Chief Financial Officer
                                            May 1, 2007